                                                                    EXHIBIT 99.1

                                                 [LOGO OF CASEY'S GENERAL STORE]

NEWS RELEASE FOR IMMEDIATE RELEASE

Casey's General Stores, Inc.                  Nasdaq Symbol CASY
One Convenience Blvd                          CONTACT Jim Shaffer (515) 965-6107
Ankeny, IA 50021

        CASEY'S REPORTS RECORD ANNUAL EARNINGS AND SETS GOALS FOR FY2004

Ankeny, Iowa, June 10, 2003--Casey's General Stores, Inc. (Nasdaq symbol CASY) today released earnings for the fourth quarter and the fiscal year ended April 30, 2003. Basic earnings per share for the quarter were $0.14; for the year, they rose to an all-time high of $0.80. Comparable earnings a year ago were $0.09 and $0.64. At its June 6, 2003 meeting, the Board of Directors raised the regular quarterly dividend to $0.035 per share from $0.025. The dividend is payable August 15, 2003 to shareholders of record on August 1, 2003.

Ronald M. Lamb, Chairman & CEO, gave his perspective on FY2003: "The drive was to improve gross profit and to enact strategic plans to ensure the improvement continues." Gross profit was up 10.2% to $411.6 million for the year while operating expenses grew just 8.2%.

The Company met its annual performance goal of improving gasoline gross profit by balancing growth in gallons sold and average margin per gallon. The gross profit for gasoline was up 12.2% to $102 million for the year compared with $91 million for FY2002. The average margin per gallon increased to 10.9 cents from
9.8 cents. The number of gallons sold rose to 934 million from 927.5 million the prior year.

One of the Company's technology initiatives was to have pay at the pump at virtually all corporate stores by year-end. At the close of the fourth quarter, 920 stores were operating with pay at the pump.

Another annual goal was to increase gross profit on inside sales by raising same-store sales 4-6% and improving the overall gross margin at least 100 basis points to 36.4%. Gross profit was up 10% to $307 million on total inside sales that were up 4.7% to $825.2 million. The gross margin was 37.2%, well above goal. Same-store inside sales were up 0.4%.

Inside sales come from grocery & other merchandise and prepared food & fountain. The gross profit on grocery & other merchandise sales of $656 million was $206.4 million, up 8.3%, and the gross margin was 31.5% compared with 30.3% a year earlier. The largest gains were from the cigarette category. Lamb said, "The combination of improved pricing accuracy and better inventory control translated to the higher margin. We benefited from another technology initiative that enabled us to scan tobacco products in every store with pay at the pump."

The prepared food & fountain gross profit on sales of $169.2 million was $100.5 million, an increase of 13.7%. The average margin was 59.4% versus 55.4% for the previous year. The improvement was due to buying forward to lower the wholesale cost of cheese, obtaining other products at decreased costs, making price adjustments, introducing new food items, and reducing stales.

The Company had two more technology initiatives: implementing full point-of-sale capability and real-time satellite communication. Both were accelerated in the fourth quarter. At the end of the third quarter, there were 54 stores operating with point of sale and 60 with satellite communication. At year-end, 101 stores had point-of-sale capability and 280 stores had satellite communication.

It was a goal to add more corporate stores by focusing on purchase of franchise stores and acquisition of competitor stores rather than construction of new stores. During FY2003, the Company added 32 corporate stores, bringing the total to 1,290.

Lamb stressed the expectation of ongoing improvement as he enumerated goals for the new fiscal year:

        . Execute the technology initiatives with emphasis on full point of sale.

        . Increase gasoline gross profit by fine-tuning mechanisms for balancing gallons sold and average margin per gallon.

        . Raise the gross profit on inside sales by using point-of-sale data to build customer appeal and manage margins.

        . Continue rewarding store managers for profitable store performance.

        . Use Casey's excellent financial position to take advantage of business opportunities.

        .       Be more aggressive in acquiring stores.

"It's easy to credit the past year's gains to our technology initiatives, but technology is never enough. Our results improved because Casey's management team used these tools along with other corporate resources to enhance customer service, create efficiencies, and make data-driven decisions," said Lamb. "If the current business environment holds, I am confident they'll deliver another year of record earnings in fiscal 2004."

                                      * * *

[LOGO OF CASEY'S GENERAL STORE]

                          CASEY'S GENERAL STORES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                (Dollars in thousands, except per share amounts)

                                         Three months ended April 30,            Year Ended April 30,
                                            2003              2002              2003              2002
                                      ---------------   ---------------   ---------------   ---------------
Net sales                             $       544,681   $       458,515   $     2,155,606   $     2,032,226
Franchise revenue                                 505               662             2,451             3,059
                                      ---------------   ---------------   ---------------   ---------------
Total revenue                         $       545,186   $       459,177   $     2,158,057   $     2,035,285
                                      ---------------   ---------------   ---------------   ---------------

Cost of goods sold                    $       446,811   $       369,565   $     1,743,971   $     1,658,511
Operating expenses                             72,121            67,713           290,801           268,766
Depreciation and
 amortization                                  11,983            11,506            47,299            44,702
Interest, net                                   3,230             3,424            13,030            12,756
                                      ---------------   ---------------   ---------------   ---------------
                                      $       534,145   $       452,208   $     2,095,101   $     1,984,735
                                      ---------------   ---------------   ---------------   ---------------
Income before income taxes            $        11,041   $         6,969   $        62,956   $        50,550
Federal and state income
 taxes                                          4,108             2,593            23,420            18,805
                                      ---------------   ---------------   ---------------   ---------------
Net income                            $         6,933   $         4,376   $        39,536   $        31,745
                                      ===============   ===============   ===============   ===============

Basic earnings per share              $           .14   $           .09   $           .80   $           .64
Weighted average shares
 outstanding                                   49,657            49,618            49,643            49,553

Diluted earnings per share            $           .14               .09   $           .80   $           .64
Weighted average shares
 outstanding                                   49,728            49,764            49,720            49,692

                          CASEY'S GENERAL STORES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                      APRIL 30,   April 30,
                                                        2003        2002
                                                     ----------   ----------
ASSETS
Current assets
  Cash and cash equivalents                          $   40,544   $   18,946
  Short-term investments                                     --           10
  Receivables                                             5,742        5,127
  Inventories                                            63,009       60,498
  Prepaid expenses                                        4,590        3,816
  Income taxes receivable                                 2,989        9,222
                                                     ----------   ----------
Total current assets                                 $  116,874   $   97,619
----------------------------------------------------------------------------

Other assets, net of amortization                           808          992
Property and equipment, net of
 accumulated depreciation
 April 30, 2003 $368,123
 April 30, 2002 $324,936                                657,643      636,644
                                                     ----------   ----------
Total assets                                         $  775,325   $  735,255
============================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Notes payable                                      $       --   $    5,275
  Current maturities of long-term debt                   19,897        9,648
  Accounts payable                                       64,880       69,912
  Accrued expenses                                       32,561       27,238
                                                     ----------   ----------
Total current liabilities                            $  117,338   $  112,073
----------------------------------------------------------------------------

  Long-term debt, net of
   current maturities                                $  162,394   $  173,797
  Deferred income taxes                                  86,871       75,786
  Deferred compensation                                   4,484        4,380
                                                     ----------   ----------
Total liabilities                                    $  371,087   $  366,036
                                                     ----------   ----------

Total shareholders' equity                              404,238      369,219

                                                     ----------   ----------
Total liabilities and shareholders' equity           $  775,325   $  735,255
============================================================================

Certain statements in this news release, including any discussion of management expectations for future periods, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from future results expressed or implied by those statements. Casey's disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

                        SALES AND GROSS PROFIT BY PRODUCT
                             (Dollars in thousands)

                                               GROCERY & OTHER     PREPARED FOOD
                               GASOLINE          MERCHANDISE         & FOUNTAIN           OTHER              TOTAL
                            ---------------    ---------------    ---------------    ---------------    ---------------
Fiscal Year Ended
04/30/03

Sales                       $     1,290,094    $       655,977    $       169,228    $        40,307    $     2,155,606
Gross profit                $       102,030    $       206,446    $       100,513    $         2,646    $       411,635
Margin                                  7.9%              31.5%              59.4%               6.6%              19.1%

Fiscal Year Ended
04/30/02

Sales                       $     1,191,157    $       628,586    $       159,475    $        53,008    $     2,032,226
Gross profit                $        90,911    $       190,592    $        88,378    $         3,835    $       373,716
Margin                                  7.6%              30.3%              55.4%               7.2%              18.4%

                                GASOLINE GALLONS
                             SAME STORE SALES GROWTH
                    (Stores open for at least one full year)

                                                             Fiscal
          Q1           Q2           Q3           Q4           Year
        ------       ------       ------       ------        ------
F2003     -5.5%        -5.1%        -4.4%         4.1%         -3.0%
F2002      6.3         11.5         17.7          2.0           9.2
F2001     -1.2         -6.0        -10.7         -4.7          -5.6
F2000      2.0          3.6          4.7          3.7           3.5

                                 GASOLINE MARGIN
                               (Cents per gallon)

                                                             Fiscal
          Q1           Q2           Q3           Q4           Year
        ------       ------       ------       ------        ------
F2003      9.9CENTS    11.3CENTS    11.2CENTS    11.4CENTS     10.9CENTS
F2002      9.5         11.3          8.3         10.1           9.8
F2001     13.3         12.1         11.6          7.9          11.3
F2000      9.9         10.4          9.0         11.4          10.2

                           GROCERY & OTHER MERCHANDISE
                             SAME STORE SALES GROWTH
                    (Stores open for at least one full year)

                                                             Fiscal
          Q1           Q2           Q3           Q4           Year
        ------       ------       ------       ------        ------
F2003      4.2%         0.8%        -3.1%        -1.9%          0.2%
F2002      8.7         10.6         19.0          9.7          11.7
F2001      5.1          0.3         -6.4         -2.2          -0.6
F2000     11.0         14.6         16.3         16.8          14.5

                           GROCERY & OTHER MERCHANDISE
                                     MARGIN

                                                             Fiscal
          Q1           Q2           Q3           Q4           Year
        ------       ------       ------       ------        ------
F2003     31.0%        33.0%        30.6%        31.2%         31.5%
F2002     32.9         30.6         27.0         30.4          30.3
F2001     32.1         34.3         32.4         30.7          32.4
F2000     32.5         31.8         30.4         29.1          31.0

                            PREPARED FOOD & FOUNTAIN
                             SAME STORE SALES GROWTH
                    (Stores open for at least one full year)

                                                             Fiscal
          Q1           Q2           Q3           Q4           Year
        ------       ------       ------       ------        ------
F2003      2.8%         2.0%        -2.9%         2.4%          1.1%
F2002      7.0          7.6         15.4          3.5           8.3
F2001      3.0          2.9          2.0          3.7           2.9
F2000     -2.9         -2.4         -1.2          4.1          -0.1

                            PREPARED FOOD & FOUNTAIN
                                     MARGIN

                                                             Fiscal
          Q1           Q2           Q3           Q4           Year
        ------       ------       ------       ------        ------
F2003     59.1%        60.1%        60.3%        58.0%         59.4%
F2002     54.9         53.9         56.8         56.2          55.4
F2001     57.3         56.9         56.6         54.3          56.3
F2000     57.2         56.9         56.2         56.4          56.7

                         [LOGO OF CASEY'S GENERAL STORE]

   Corporate information is available at this Web site: http://www.caseys.com. Earnings will be reported during a conference call on June 11, 2003. The call will be broadcast live over the Internet at 9:30 AM CDT via the Investor Relations section of our website and will be available in an archived format.